                                                                    EXHIBIT 10.9

                      ADVERTISING AND PROMOTION AGREEMENT

     This Advertising and Promotion Agreement (the "Agreement") is entered into
                                                    ---------
as of August 21, 1997 (the "Effective Date") between Yahoo! Inc., a California
                            --------------
corporation ("Yahoo") and CDnow, Inc., a Pennsylvania corporation ("CDnow").  In
              -----                                                 -----
consideration of the mutual promises contained in this Agreement, Yahoo and CDnow hereby agree as follows:

1.   Definitions.
     -----------

     The following terms are used in this Agreement with the respective meanings set forth below:

     "Above-the-Fold" shall mean situated within the portion of a page that is
      --------------
designed to be visible on a standard computer screen with a resolution of 640 pixels by 480 pixels without requiring the user to scroll horizontally or vertically through the page.

     "Buyweb Link" shall mean a link which:  (a) contains the CDnow logo, with
      -----------
dimensions no larger than 89 pixels wide by 31 pixels high (which is as large as Yahoo's standard navigational buttons), and a tag line, with no more than 16 characters, plus the artist name, as set forth in Exhibit D; (b) is placed near
                                                  ---------
any appropriate references to music on the Included Pages; and (c) will permit users to navigate directly from the Included Page to a music related page on the CDnow Site, where such users may purchase the referenced Recorded Music items, as reasonably designated by CDnow (which page may be different for each Buyweb
Link).

     "CDnow Competitor" shall mean, collectively:  (i) the Recorded Music
      ----------------
merchants listed on Exhibit B to this Agreement, solely if such Recorded Music
                    ---------
merchant derives more than [XXX] of its annual gross revenues directly from the sale of Recorded Music; and (ii) any business entity, including without limitation, corporations, business units, and corporate services divisions that derives more than [XXX] of its annual gross revenues directly from the sale of Recorded Music.

     "CDnow Site" shall mean the on-line store owned by CDnow and currently
      ----------
located at http://www.cdnow.com.

     "Click-through" shall mean a user presence at the CDnow Site, which
      -------------
originated from the Included Pages, the Netscape Guide, or the Visa Shopping Guide, including any banner ads that are part of this Agreement pursuant to
Section 2.2.

     "Included Pages" shall mean, collectively: (i) certain results pages in the
      --------------
Yahoo Main Site, My Yahoo and Yahoo Metro Sites with the music related key words identified in Exhibit A attached hereto; (ii) certain Recorded Music related
              ---------
pages of My Yahoo! to reasonably be

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determined by Yahoo (by way of example, but not limitation, attached hereto in
Exhibit D is a sample page from My Yahoo! illustrating an Included Page); and
---------
(iii) certain Recorded Music related pages, as identified in Exhibit A, of
                                                             ----------
Yahoo's Metro Sites and Yahoo Main Site. In the event that Yahoo adds additional relevant Recorded Music related pages to the Yahoo Main Site or the Yahoo Metro Sites and/or modifies the existing Recorded Music related pages currently listed in Exhibit A, such pages shall be deemed to be incorporated
                    ---------
into Exhibit A upon receipt by CDnow of written notification thereof.  CDnow may
     ---------
request in writing that Yahoo add to Exhibit A any pages, existing as of the
                                     ---------
Effective Date, on the Yahoo Main Site or the Yahoo Metro Sites relevant to recorded music artists or musical genres, and Yahoo will not unreasonably withhold or delay approval and implementation of such request. Upon such approval, Exhibit A will be deemed by the parties to be so amended. In the
          ---------
event that Yahoo materially restructures the nature of the Yahoo Service, Yahoo warrants that such restructuring will not result in any material change in Yahoo's representations under Section 2.1.1 regarding the delivered number of Page Views.

     "Initial Term" shall mean the period beginning on the Effective Date, and
      ------------
continue for a period of twelve (12) full calendar months following the Launch Date.

     "Launch Date" shall mean the date on which Yahoo makes the Buyweb Links
      -----------
available to users on each Included Page, which shall be no more than two (2) weeks after Yahoo receives from CDnow any and all URLs, URL formats (as applicable), content, and other materials necessary for Yahoo to provide the Buyweb Links described in this Section; provided, however, that CDnow delivers
                                        --------  -------
to Yahoo such URLs, URL formats, content, and other materials necessary for Yahoo to provide the Buyweb Link no later than September 15, 1997. In the event that CDnow fails to deliver such materials to Yahoo by September 15, 1997, then in any event the "Launch Date" shall be September 30, 1997.

     "Netscape Guide" shall mean that property currently referred to as
      --------------
"Netscape Guide by Yahoo", and located at http://netscape.yahoo.com/guide, maintained by Yahoo pursuant to the agreement between Yahoo and Netscape Corporation, in effect as of the Effective Date of this Agreement.

     "Page View" shall mean a web site user's viewing of any Included Page, and
      ---------
any discrete page on the Netscape Guide or the Visa Shopping Guide, which includes CDnow as a featured site or content module as described in Section 5.

     "Recorded Music" shall mean any musical sound performance pre-recorded on
      --------------
any of the following media, which (except as set forth below) does not include any textual, video, or software elements: vinyl, compact disc, magnetic tape (cassette, reel-to-reel, or 8-track), DAT, music only DVD recordings, music only ROM (except such ROM may include animation or video clips intended by the music
     ------
recording artist as part of the musical sound recording), and

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digitally distributed musical sound recordings of the same recited above, and expressly excluding other media and ancillary music-related merchandise, including without limitation, books, videos, laser discs, clothing, musical instruments, sheet music, musical scores, computer software, and technology used to deliver or render such sound recording.

     "Subsequent Term" shall mean the twelve (12) calendar month period after
      ---------------
the Initial Term of this Agreement.

     "Term" shall mean, collectively, the Initial Term and the Subsequent Term.
      ----

     "Visa Shopping Guide" shall mean the Visa Shopping Guide by Yahoo as
      -------------------
described in Section 5.2 hereto.

     "Yahoo Main Site" shall mean Yahoo's principal directory to the World Wide
      ---------------
Web, currently located at www.yahoo.com, and the Yellow Pages portion of the Yahoo Main Site, currently located at http://yp.yahoo.com.

     "Yahoo Metro Site" shall mean the following Yahoo! Metros:  Atlanta,
      -----------------
Austin, Boston, Chicago, Dallas/Fort Worth, Los Angles, Miami, Minneapolis/St. Paul, New York, S.F. Bay, Seattle, Wash D.C., and any other similar United States metro sites that may be created by Yahoo and provided that such sites are wholly owned, created, and branded by Yahoo.

     "Yahoo Service" shall mean, collectively, the Yahoo Main Site, My Yahoo!
      -------------
and the Yahoo Metro Sites.

2.   Marketing Links.
     ---------------

     2.1  Buyweb Links on Included Pages.
          ------------------------------

          (a) Yahoo will place a Buyweb Link Above-the-Fold on each Included Page and at the bottom of each Included Page which requires the user to scroll more than one standard computer screen (i.e., with a resolution of 640 pixels by 480 pixels), excluding any pages relating to My Yahoo!. Each such Buyweb Link
             ---------
will permit users to navigate directly from the Included Page to a page on the CDnow Site to be reasonably designated by CDnow (which page may be different for each Buyweb Link), the substantial purpose of which page shall be to enable users to purchase referenced Recorded Music items relevant to the context of the Included Page.

          (b) On My Yahoo! Included Pages, Yahoo will include a so-called "Content Module" in a form similar to the example set forth in Exhibit D, with
                                                               ---------
content to be mutually agreed to by the parties. Such "Content Module" will appear as a default module on the

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

"entertainment" section of all newly registered My Yahoo! users, and such "Content Module" will become an option available to My Yahoo! users registered prior to the Launch Date.

          (c) In addition, subject to any existing contractual obligations as set forth in Section 4 hereto, Yahoo represents that it will place the Buyweb Links on each Included Page in a manner that is comparable to third party links that are of a similar nature and function to the Buyweb Links on any such Included Page. By way of example, but not limitation, the parties attach hereto as Exhibit D, an example of: (i) a directory page link; and (ii) a search page
   ---------
link. CDnow will discuss with Yahoo any material changes to such Buyweb Links from the examples set forth in Exhibit D prior to implementing any such changes.
                               ---------

          (d) Subject to the provisions of this Agreement, Yahoo will solely be responsible for the user interface and placement of the Buyweb Links on the Included Pages. Prior to any modifications to Above-the-Fold Buyweb Links, Yahoo will consult with CDnow in good faith. Yahoo agrees that CDnow may vary the Buyweb Links up to [XXX] per month, unless otherwise agreed to in writing by Yahoo. The parties agree to cooperate with respect to testing the performance of the Buyweb Links during the Term of this Agreement.

          2.1.1 Yahoo Representations.
                ---------------------

          (a)   Initial Term.  Yahoo represents that it will deliver to users of
                ------------
the Yahoo Service and the Netscape Guide a minimum of [XXX] Page Views, during the Initial Term of this Agreement, in accordance with the schedule set forth in Exhibit C. In the event that Yahoo fails to deliver such number of Page Views
---------
during any quarter set forth in Exhibit C, Yahoo will "make good" the shortfall
                                ---------
during the next quarter by [XXX]. Such "substitute" Page Views will be in addition to any Page Views otherwise stated in Exhibit C for such subsequent
                                               ---------
quarter. In the event of a shortfall during the last quarter of the Initial Term, and if CDnow exercises its termination rights under Section 6 hereto, Yahoo's obligations under this Section 2.1.1(a) shall extend beyond the end of such Initial Term until such Page View obligation is satisfied.

          (b)   Subsequent Term.  During the Subsequent Term (if any), Yahoo
                ---------------
represents that it will deliver to users of the Yahoo Service and the Netscape Guide a minimum number of Page Views equal to the number of actual Page Views during the last [XXX] months of the Initial Term multiplied by [XXX], but in no event less than [XXX] Page Views. Within thirty (30) days after the end of the Initial Term, Yahoo shall set forth the schedule, as reasonably agreed by CDnow, for the delivery of such Page Views of the Subsequent Term. In the event that Yahoo fails to deliver the scheduled number of Page Views during any quarter during the Subsequent Term, Yahoo will "make good" the shortfall during the next quarter by [XXX]. Such "substitute" Page Views will be in addition to any Page Views otherwise scheduled for such subsequent quarter. In the event

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of a shortfall during the last quarter of the Subsequent Term, Yahoo's obligations under this Section 2.1.1(b) shall extend beyond the end of such Subsequent Term until such Page View obligation is satisfied. The provisions set forth in this Section 2.1.1 set forth the entire liability of Yahoo, and CDnow's sole remedy, for Yahoo's breach of its representations under this
Section 2.1.1.

          (c)   Existing Contracts.  Except as set forth in Exhibit E, Yahoo
                ------------------                          ---------
represents that none of the third party contracts referenced under Section 4 hereto, shall remain in effect after January 1, 1998.

          2.1.2 Reports.  On a monthly basis, or more frequently if available to
                -------
Yahoo, Yahoo will deliver to CDnow a written report within fifteen (15) days after the end of the month that describes (in reasonable detail) Yahoo's calculation of the Page Views delivered during the period.

          2.1.3 User Estimates.  During the Term of this Agreement, at CDnow's
                --------------
reasonable request, Yahoo will provide, up to once per month, to CDnow estimates and research results that Yahoo has readily available in the normal course of its business, solely for use by CDnow in determining usage pertaining to the Included Pages and Netscape Guide. All such estimates and research results shall be considered confidential Information under Section 7.3.

     2.2  Banner Advertisements.
          ---------------------

          (a) CDnow has placed with Yahoo insertion order #7815 in accordance with Yahoo's standard terms and conditions for such insertion order.

          (b) Yahoo agrees to place a CDnow banner advertisement on [XXX] of the Included Pages ("Selected Pages"), on an as available basis, such that on
                     --------------
each Selected Page, the banner advertisement will appear Above-the-Fold with a size, prominence, and placement equivalent to third-party banners placed on the relevant portion of the Yahoo Service for similar inventory. The content and functionality of the banner advertisements will be as reasonably determined by CDnow, subject to the provisions of this Section 2.2 and to Yahoo's generally applicable technical specifications and advertising guidelines. CDnow shall be entitled to vary the banners up to [XXX] per month. CDnow banner advertisements shall only promote CDnow in general or Recorded Music sold by CDnow at the CDnow Site, and shall not feature any non-Recorded Music items or merchandise.

     2.3  Other Promotional Opportunities.  From time to time during the Term of
          -------------------------------
this Agreement, the parties agree to discuss in good faith the possibility of additional promotional opportunities that may include the Yahoo trademark and/or trade name.

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     2.4  [XXX]

3.   Compensation; Audit Rights.
     --------------------------

     3.1  Initial Term.  In consideration of Yahoo's performance and obligations
          ------------
as set forth herein, CDnow will pay Yahoo a total marketing fee of [XXX] for the Initial Term. Such fee shall be divided into: (i) a non-refundable slotting fee of [XXX] (the "Slotting Fee"); and (ii) a referral fee of at least [XXX]
                   ------------
(the "Referral Fee"), as determined in Section 3.3.  Such payments will be made
      ------------
in accordance with the terms of this Section 3.

     3.2  Slotting Fee.  During the Initial Term, CDnow shall pay to Yahoo [XXX]
          ------------
of the Slotting Fee, as a set-up, design, and consultation fee, on September 30, 1997. The balance of the Slotting Fee [XXX] shall be due and payable in accordance with the schedule set forth in Exhibit C. During the Subsequent
                                          ---------
Term, CDnow shall pay Yahoo a Slotting Fee based upon the following formula: number of actual Page Views during the last [XXX] months of the Initial Term multiplied by [XXX], divided by [XXX] then multiplied by [XXX]. In addition, the Slotting Fee for the Subsequent Term will be adjusted in the following manner: (i) calculate the ratio defined by (number of actual Page Views during the last [XXX] months of the Initial Term multiplied by [XXX]) divided by [XXX]; (ii) if the ratio is greater than 1.0, then calculate the difference between the ratio of subsection (i) and 1.0 to determine a differential factor; (iii) multiply the differential factor from subsection (ii) by [XXX] to obtain the adjustment factor; and then (iv) multiply the Slotting Fee for the Subsequent Term calculated above in this Section 3.2 by such adjustment factor. In no event will the Subsequent Term Slotting Fee described in this Section 3.2 be less than [XXX].

     3.3  Referral Fee.  CDnow shall pay to Yahoo the Referral Fee of [XXX] per
          ------------
quarter during the Term. In addition, CDnow shall pay to Yahoo: (i) [XXX] per Click-through for any Click-throughs over [XXX], during the Initial Term; and
(ii) [XXX] per Click-through for any Click-throughs over [XXX], during the Subsequent Term. The payments under this Section 3.3

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shall be due and payable within thirty (30) days after the last day of each calendar quarter during the Term of this Agreement.

     3.4  Audit Rights. Yahoo shall maintain complete and accurate records in
          ------------
accordance with generally accepted methods of accounting for all transactions which are the subject of this Agreement for three (3) years after the last payment is due under this Agreement. An independent "Big Six" accounting firm retained by CDnow shall have access to such records, upon reasonable notice, for the purposes of auditing the number of Click-throughs and Page Views reported by Yahoo in support of Section 3.2, during normal business hours, for so long as such records are required to be maintained. CDnow shall pay the expenses of the accounting firm, unless the number of Click-throughs determined by the
                 ------
accounting firm is in excess of ten percent (10%) of the Click-throughs reported by Yahoo over the prior twelve (12) month period or the life of the Agreement (whichever is shorter), in which case Yahoo shall promptly pay CDnow the accounting firm's reasonable fees for such audit, and shall promptly reimburse any amount overpaid by CDnow to Yahoo based on such excess Click-through amounts.

4.   Exclusivity.
     -----------

     4.1  CDnow Competitors.  During the Term, no CDnow Competitor will be
          -----------------
permitted to purchase: (a) advertising on the Included Pages; (b) banner advertisements on pages of the Netscape Guide described in Section 5.1; or (c) banner advertisements on pages of the Visa Shopping Guide which include CDnow's Merchant Spotlight Content Module as described in Section 5.2; provided,
                                                               --------
however, that notwithstanding the foregoing: (i) Yahoo may honor its current
-------
contracts with CDnow Competitors or other entities, the terms of which contracts would otherwise constitute a breach of the obligations of Yahoo as set forth hereunder; and provided, further, that such contracts shall terminate in
               --------  -------
accordance with Yahoo's representations in Section 2.1.1(c), and shall not be renewed to the extent that such contracts include placement on Included Pages;
(ii) CDnow Competitors may purchase advertisements on Included Pages relating to My Yahoo! as long as such advertisements are not targeted specifically to users that have expressed music as an interest as part of their My Yahoo! registration; and (iii) Yahoo may run banner advertisements of CDnow Competitors on the Netscape Guide to the extent such advertisements are bartered by Netscape Communications Corporation in connection with the agreement between Yahoo and Netscape relating to the Netscape Guide. In addition, and notwithstanding the foregoing, Yahoo may charge CDnow Competitors for listings or enhanced merchant listings or similar positioning in the normal course of business with respect to Included Pages relating to the Yellow Pages portion of the Yahoo Main Site. Except as otherwise set forth in this Agreement, Yahoo shall not be restricted from conducting its normal course of business with CDnow Competitors outside the Included Pages.

     4.2  Recorded Music Advertisements.  Except as set forth in Section 4.1,
          -----------------------------
during the Term of this Agreement, Yahoo shall not permit any third party to purchase advertising on the

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Included Pages, excluding Including Pages relating to My Yahoo!, or any banner
                ---------
advertisements on pages of the Netscape Guide described in Section 5.1, or banner advertisements on pages of the Visa Shopping Guide which include CDnow's Merchant Spotlight Content Module, as described in Section 5.2, which such advertising, to Yahoo's knowledge: (a) promotes the sale of Recorded Music; or
(b) takes the user on a direct link from an Included Page to the page of a third party site, the substantial purpose of such page is the promotion or sale of Recorded Music; provided, however, that Yahoo uses its commercially reasonable
                --------  -------
efforts to remove such link within five (5) business days after receipt by Yahoo of written notice by CDnow of such link; provided, further, that notwithstanding
                                         --------  -------
the foregoing: (i) Yahoo may honor its current contracts with third parties, the terms of which contracts would otherwise constitute a breach of the obligations of Yahoo as set forth hereunder; and provided, further, that such contracts
                                     --------  -------
shall terminate in accordance with Yahoo's representations made in Section 2.1.1(c), and shall not be renewed to the extent that such contracts include placement on Included Pages; (ii) Yahoo may run such banner advertisements of third parties on the Netscape Guide to the extent such advertisements are bartered by Netscape Communications Corporation in connection with the agreement between Yahoo and Netscape relating to the Netscape Guide. In addition, and notwithstanding the foregoing, Yahoo may charge any third party for listings or enhanced merchant listings or similar positioning in the normal course of business with respect to Included Pages relating to the Yellow Pages portion of the Yahoo Main Site. Except as otherwise set forth in this Agreement, Yahoo shall not be restricted from conducting its normal course of business with any third party.

5.   Netscape Guide and Visa Shopping Guide.
     --------------------------------------

     5.1  Netscape Guide.  Yahoo currently has an agreement with the Netscape
          --------------
Corporation to produce Netscape Guide by Yahoo. During the term of that agreement (including any renewal terms), Yahoo will include CDnow as a "Featured Site" and so-called "Content Module" on the Netscape Guide's "entertainment: music" and "shopping: music" pages.

     5.2  Visa Shopping Guide.  Yahoo currently has an agreement with the Visa
          -------------------
Corporation to produce Visa Shopping Guide by Yahoo. During the term of that agreement (including any renewal terms), Yahoo will include CDnow as a so-called "Merchant Spotlight Content Module" on the Visa Shopping Guide site (by way of example, but not limitation, attached hereto in Exhibit D is a sample page from
                                                ---------
the Visa Shopping Guide illustrating a Merchant Spotlight Content Module.) Yahoo's obligations under this Section 5.2 are subject to CDnow meeting the generally applicable merchant standards as applied to merchants in the Visa Shopping Guide.

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6.   Termination.
     -----------

     6.1  Termination with Cause.  This Agreement may be terminated at any time
          ----------------------
by either party: (i) immediately upon written notice if the other party: (a) becomes insolvent; (b) files a petition in bankruptcy; or (c) makes an assignment for the benefit of its creditors; or (ii) thirty (30) days after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect, which breach is not remedied within such 30-day period.

     6.2  Renewal; Termination without Cause.  Upon completion of the Initial
          ----------------------------------
Term, this Agreement will automatically renew for the Subsequent Term, unless
                                                                       ------
CDnow notifies Yahoo in writing, at least ninety (90) days prior to the expiration of the Initial Term, that CDnow will not renew this Agreement. If Yahoo is unable to enter into a substantially similar advertising transaction with a third party prior to end of the Initial Term, and after using commercially reasonable efforts to do so, CDnow will pay Yahoo a non-refundable termination fee of [XXX] (the "Termination Fee"), which shall be paid to Yahoo
                               ---------------
within thirty (30) days after the expiration of the Initial Term. The Termination Fee shall be creditable toward advertising, on an as-available basis, on the Yahoo Service (except that such advertising will not be placed on
                             ------
any Yahoo inventory that directly link to sites that are pornographic, racist, or indecent), within the first thirty (30) days after the Initial Term; provided, however, in the event that insufficient advertising is available to
--------  -------
CDnow under this Section 6.2, then such credit shall extend to first-available advertising through the end of calendar year 1998. In no event shall the Termination Fee credit toward advertising set forth in this Section 6.2 extend beyond December 31, 1998, and such credit will be considered fully discharged as of such date. CDnow shall execute standard insertion orders with respect to any advertising placed on the Yahoo Service.

     6.3  Survival.  The provisions of Sections 1, the "make good" provisions of
          --------
2.1.1, 3.4 (as stated), 7, 8, 9 and 10 survive expiration or termination of this Agreement.

7.   Confidential Information and Publicity.
     --------------------------------------

     7.1  Terms and Conditions.  The terms and conditions of this Agreement
          --------------------
shall be considered confidential and shall not be disclosed to any third parties except to such party's accountants or attorneys, or except as otherwise required by law. Neither party shall make any public announcement regarding the existence of this Agreement without the other party's prior written approval and consent.

     7.2  Publicity.  Any and all publicity relating to this Agreement and
          ---------
subsequent transactions between Yahoo and CDnow and the method of its release shall be approved in advance of the release by both Yahoo and CDnow, which approval shall not unreasonably be withheld or delayed.

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

     7.3  Nondisclosure Agreement.  Yahoo and CDnow have previously entered into
          -----------------------
a Mutual Nondisclosure Agreement, dated August 4, 1997, and expressly acknowledge that such Mutual Nondisclosure Agreement remains in full force and effect in accordance with its terms during the Term of this Agreement.

8.   Indemnification.
     ---------------

     CDnow, at its own expense, will indemnify, defend and hold harmless Yahoo
     -------------------------------------------------------------------------
and its employees, representatives, agents and affiliates, against any claim,
-----------------------------------------------------------------------------
suit, action, or other proceeding brought against Yahoo based on or arising from
--------------------------------------------------------------------------------
a claim any CDnow trademark, service mark or other brand feature, any material,
-------------------------------------------------------------------------------
product or service produced, distributed, offered or provided by CDnow, or any
------------------------------------------------------------------------------
material presented on the CDnow Site, infringes in any manner any copyright,
----------------------------------------------------------------------------
patent, trademark, trade secret or any other intellectual property right of any
-------------------------------------------------------------------------------
third party, is or contains any material or information that is obscene,
------------------------------------------------------------------------
defamatory, libelous, slanderous, or that violates any law or regulation, or
----------------------------------------------------------------------------
that otherwise violates any rights of any person or entity, including, without
------------------------------------------------------------------------------
limitation, rights of publicity, privacy or personality, or has otherwise
-------------------------------------------------------------------------
resulted in any consumer fraud, product liability, tort, breach of contract,
----------------------------------------------------------------------------
injury, damage or harm of any kind to any third party; provided, however, that
---------------------------------------------------------------  -------
in any such case: (x) Yahoo provides CDnow with prompt notice of any such claim;
(y) Yahoo permits CDnow to assume and control the defense of such action upon CDnow's written notice to Yahoo of its intention to indemnify; and (z) upon CDnow's written request, and at no expense to Yahoo, Yahoo will provide to CDnow all available information and assistance necessary for CDnow to defend such claim. CDnow will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Yahoo, without Yahoo's prior written consent, which shall not unreasonably be withheld. CDnow will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Yahoo in connection with or arising from any such claim, suit, action or proceeding.

9.   Limitation of Liability.
     -----------------------

     EXCEPT AS PROVIDED IN SECTION 8, UNDER NO CIRCUMSTANCES SHALL CDNOW, YAHOO, OR ANY AFFILIATE BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING FROM THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. For purposes of this Agreement, the term "Affiliate" shall mean any company or any
                                      ---------
other entity world-wide, including, without limitation, corporations, partnerships, joint ventures, limited liability companies, in which Yahoo or CDnow, as applicable, owns at least fifty (50%) ownership, equity or financial interest.

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

10.  General Provisions.
     ------------------

     10.1 Independent Contractors.  It is the intention of Yahoo and CDnow that
          -----------------------
Yahoo and CDnow are, and shall be deemed to be, independent contractors with respect to the subject matter of this Agreement, and nothing contained in this Agreement shall be deemed or construed in any manner whatsoever as creating any partnership, joint venture, employment, agency, fiduciary or other similar relationship between Yahoo and CDnow.

     10.2 Entire Agreement.  This Agreement, together with all Exhibits,
          ----------------
represents the entire agreement between Yahoo and CDnow with respect to the subject matter hereof and thereof and shall supersede all prior agreements and communications of the parties, oral or written, including without limitation the Letter of Agreement dated July 31, 1997, between Yahoo and CDnow.

     10.3 Amendment and Waiver.  No amendment to, or waiver of, any provision of
          --------------------
this Agreement shall be effective unless in writing and signed by both parties. The waiver by any party of any breach or default shall not constitute a waiver of any different or subsequent breach or default.

     10.4 Governing Law.  This Agreement shall be governed by and interpreted in
          -------------
accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

     10.5 Successors and Assigns.  Neither party shall assign its rights or
          ----------------------
obligations under this Agreement without the prior written consent of the other party, which shall not unreasonably be withheld or delayed. Notwithstanding the foregoing, either party may assign this Agreement to an entity who acquires substantially all of the stock or assets of a party to this Agreement; provided that consent will be required in the event that the non-assigning party reasonably determines that the assignee will not have sufficient capital or assets to perform its obligations hereunder, or that the assignee is a direct competitor of the non-assigning party. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns.

     10.6 Force Majeure.  Neither party shall be liable for failure to perform
          -------------
or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party.

     10.7 Notices. All notices, requests and other communications called for by
          -------
this agreement shall be deemed to have been given immediately if made by telecopy or electronic

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

mail (confirmed by concurrent written notice sent via overnight courier for delivery by the next business day), if to Yahoo at the physical and electronic mail addresses set forth on the signature page of this Agreement, with a copy to its General Counsel (e-mail:jplace@yahoo.com); and if to CDnow at the physical and electronic mail addresses set forth on the signature page of this Agreement, with a copy to its General Counsel, or to such other addresses as either party shall specify to the other. Notice by any other means shall be deemed made when actually received by the party to which notice is provided.

     10.8  Severability.  If any provision of this Agreement is held to be
           ------------
invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not effect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10.9  Sole Responsibility.  CDnow will remain solely responsible for the
           -------------------
operation of the CDnow Site, and Yahoo will remain solely responsible for the
operation of the Yahoo Services.  Each Party:   (a) acknowledges that the CDnow
Site and the Yahoo Services may be subject to temporary shutdowns due to causes beyond the operating Party's reasonable control; and (b) subject to the terms of this Agreement, retains sole right and control over the programming, content and conduct of transactions over its respective Internet-based service.

     10.10 Counterparts.  This Agreement may be executed in two counterparts,
           ------------
both of which taken together shall constitute a single instrument. Execution and delivery of this Agreement may be evidenced by facsimile transmission.

     10.11 Authority.  Each of Yahoo and CDnow represents and warrants that the
           ---------
negotiation and entry of this Agreement will not violate, conflict with, interfere with, result in a breach of, or constitute a default under any other agreement to which they are a party.

                           [Signature Page Follows.]

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

     This Advertising and Promotion Agreement has been executed by the duly authorized representatives of the parties, effective as of the Effective Date.


YAHOO! INC.                                 CDNOW, INC.

By: /s/ Jeffrey A. Mallett                  By: /s/ Jason Olim

Name:   Jeffrey A. Mallett                  Name:   Jason Olim

Title:  Senior Vice President,              Title:  President
        Business Operations

Address:                                    Address:

Attn:  Senior VP, Business Operations       Attn: General Counsel
3400 Central Expressway, Suite 201          Jenkins Court, Suite 300
Santa Clara, CA 95051                       610 Old York Road
Tel.:  (408) 731-3300                       Jenkintown, PA  19046
Fax:  (408) 731-3302                        Tel:  (215) 517-7325
e-mail:  jmallett@yahoo.com                 Fax:  (215) 517-4499
                                            email:nlefkovitz@cdnow.com

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

                                   EXHIBIT A

                                Included Pages

                          [approximately 20,000 words
                             intentionally omitted]


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

                                   EXHIBIT B

                               CDnow Competitors

                          [the names of approximately
                     1,000 entities intentionally omitted]

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

                                   EXHIBIT C

                        Page Views and Payment Schedule

                                     [XXX]

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

                                   EXHIBIT D

                             Buyweb Link Examples

Message specifications:      16 characters plus the name of the artists

Directory Page:              http://web.yahoo.com/tim/cdnow/beatles.com/
                             beatles.html (see attached)

Search Page:                 http://web/tim/cdnow/mockup.html (see attached)

My Yahoo! Page:              http://web.yahoo.com/tim/cdnow/mycdnow.html (see
                             attached)

Visa Shopping Guide Page:    http://web.yahoo.com/billyee/visa/visatop3.html
                             (see attached)

[graphics depicting buyweb link examples]


The parties agree that the bottom portion of each sample page shall be subject to change.

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

                                   EXHIBIT E

Schedule of Exceptions

The following lists those advertising agreements with CDnow Competitors for the Included Pages which survive beyond January 1, 1998

ADVERTISER:

Book Stacks Unlimited
Agreement ends: 6/30/98
Non-exclusive keyword: music

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